UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

November 1, 2004

RAE Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31783	77-0588488
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1339 Moffett Park Drive, Sunnyvale, California 94089

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(408) 752-0723

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 1, 2004 RAE Systems Inc. (the “Company”) entered into a Purchase and Sale Agreement to purchase the property located at 3745 North First Street in San Jose, CA. This agreement was made by and between RAE Systems Inc. and CarrAmerica Realty Operating Partnership, L.P. for a purchase price of $5,000,000 in cash. A copy of the definitive agreement is attached hereto as Exhibit 10.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

Exhibit No.	Description
Exhibit 10	Purchase and Sale Agreement dated November 1, 2004 by and between RAE Systems Inc. and CarrAmerica Realty Operating Partnership, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2004

RAE SYSTEMS INC.

By:	/s/ Joseph Ng
Name:	Joseph Ng
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10	Purchase and Sale Agreement dated November 1, 2004 by and between RAE Systems Inc. and CarrAmerica Realty Operating Partnership, L.P.